 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   July 1, 2014

CONNECTONE BANCORP, INC.

(Exact name of Company as specified in its charter)

New Jersey	000-11486	52-1273725
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No

301 Sylvan Avenue
Englewood Cliffs, New Jersey		07632
(Address of principal executive offices)		(Zip Code)

Company's telephone number, including area code  (201) 816-8900

CENTER BANCORP, INC.

__2455 Morris Avenue, Union New Jersey 07083_____

(Former name or former address, if changed since last report.)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

Previous Independent Accountant

On July 1, 2014, the Registrant filed a Current Report on Form 8-K (the “Report”) reporting that BDO USA, LLP the Registrant’s certifying accountant since July 8, 2013, including during the most recent fiscal year and all subsequent interim periods, was replaced by Crowe Horwath, LLP.

As required by Item 3-04(a)(3) of Regulation S-K under the Securities Act of 1933, as amended, the Registrant provided a copy of the Report to BDO USA, LLP and requested that it furnish the Registrant with a letter addressed to the SEC stating whether it agrees with the statements in the Report. A copy of the letter received from BDO USA, LLP is filed with this Amendment No. 1 on Form 8-K/A as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

16.1    BDO USA, LLP letter to the SEC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 9, 2014	CONNECTONE BANCORP, INC.
Registrant

	By:	/s/ William S. Burns
William S. Burns
Executive Vice President/
Chief Financial Officer